WASH★REIT

Cascade at Landmark
Alexandria, VA

Supplemental Operating and Financial Data

Third Quarter 2019

Contact:
Amy Hopkins
Vice President, Investor Relations
E-Mail: ahopkins@washreit.com

Company Background and Highlights
Third Quarter 2019

WashREIT owns and operates uniquely positioned real estate assets in the Washington D.C. market. As of September 30, 2019, WashREIT owned a diversified portfolio of 46 properties, totaling approximately 4 million square feet of commercial space and 6,658 multifamily units, and land held for development. These 46 properties consist of 17 office properties, 8 retail centers and 21 multifamily properties. WashREIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Nine Months Ended	Three Months Ended
OPERATING RESULTS	9/30/2019	9/30/2018	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Real estate rental revenue	$228,513	$219,990	$80,259	$76,820	$71,434	$71,740	$71,001
Real estate expenses	(84,969)	(79,938)	(30,692)	(28,134)	(26,143)	(25,654)	(25,988)
143,544	140,052	49,567	48,686	45,291	46,086	45,013
Real estate depreciation and amortization (1)	(97,441)	(83,134)	(37,340)	(33,044)	(27,057)	(28,692)	(27,951)
Income from real estate	46,103	56,918	12,227	15,642	18,234	17,394	17,062
Interest expense	(41,946)	(38,155)	(14,198)	(15,252)	(12,496)	(12,346)	(12,342)
(Loss) gain on sale of real estate	(1,046)	2,495	—	(1,046)	—	—	—
Loss on extinguishment of debt	—	(1,178)	—	—	—	—	—
Real estate impairment	(8,374)	(1,886)	—	—	(8,374)	—	—
General and administrative expenses (2)	(18,517)	(16,737)	(6,045)	(5,043)	(7,429)	(5,352)	(5,267)
Lease origination expenses	(1,286)	—	(416)	(492)	(378)	—	—
(Loss) income from continuing operations	(25,066)	1,457	(8,432)	(6,191)	(10,443)	(304)	(547)
Discontinued operations:
Income from properties classified as discontinued operations	16,158	18,485	2,942	7,178	6,038	5,992	6,440
Gain on sale of real estate	339,024	—	339,024	—	—	—	—
Loss on extinguishment of debt	(764)	—	(764)	—	—	—	—
Income from discontinued operations	354,418	18,485	341,202	7,178	6,038	5,992	6,440

Net income (loss)	329,352	19,942	332,770	987	(4,405)	5,688	5,893
Less: Net income attributable to noncontrolling interests in subsidiaries	—	—	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$329,352	$19,942	$332,770	$987	$(4,405)	$5,688	$5,893
Per Share Data:
Net income (loss) attributable to the controlling interests	$4.10	$0.25	$4.14	$0.01	$(0.06)	$0.07	$0.07
Fully diluted weighted average shares outstanding	79,933	78,802	79,981	79,934	79,881	79,748	79,076
Percentage of Revenues:
Real estate expenses	37.2%	36.3%	38.2%	36.6%	36.6%	35.8%	36.6%
General and administrative and lease origination expenses	8.7%	7.6%	8.1%	7.2%	10.9%	7.5%	7.4%
Ratios:
Adjusted EBITDA / Interest expense (includes discontinued operations)	3.5	x	3.9	x	3.3	x	3.5	x	3.8	x	4.0	x	3.9	x
Net income (loss) attributable to the controlling interests / Real estate rental revenue	144.1%	9.1%	414.6%	1.3%	(6.2)%	7.9%	8.3%

(1)
Real estate depreciation and amortization for the three and nine months ended September 30, 2019 increased primarily due to amortization of intangible lease assets at newly acquired multifamily properties of $6.8 million and $11.0 million, respectively, which have a weighted average useful life of seven months.

(2)
General and administrative expenses for the three and nine months ended September 30, 2019 include restructuring expenses totaling $0.7 million and $2.7 million, respectively. Restructuring expenses include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel.

Consolidated Balance Sheets (In thousands, except per share data) (Unaudited)

	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Assets
Land	$611,797	$597,258	$524,605	$526,572	$526,572
Income producing property	2,486,966	2,407,898	2,059,319	2,055,349	2,023,296
	3,098,763	3,005,156	2,583,924	2,581,921	2,549,868
Accumulated depreciation and amortization	(724,433)	(697,714)	(677,926)	(669,281)	(646,774)
Net income producing property	2,374,330	2,307,442	1,905,998	1,912,640	1,903,094
Development in progress, including land held for development	110,572	107,969	97,288	87,231	81,765
Total real estate held for investment, net	2,484,902	2,415,411	2,003,286	1,999,871	1,984,859
Investment in real estate held for sale, net	—	199,865	201,777	203,410	205,653
Cash and cash equivalents	12,931	5,756	12,025	6,016	4,810
Restricted cash	1,578	1,650	1,368	1,624	1,352
Rents and other receivables	69,414	65,739	64,218	63,962	64,451
Prepaid expenses and other assets	106,251	113,434	109,215	123,670	135,798
Other assets related to properties held for sale	—	16,242	16,578	18,551	19,594
Total assets	$2,675,076	$2,818,097	$2,408,467	$2,417,104	$2,416,517
Liabilities
Notes payable	$996,455	$1,445,444	$995,750	$995,397	$995,130
Mortgage notes payable	47,319	47,563	47,806	48,277	48,516
Line of credit	211,000	218,000	228,000	188,000	183,000
Accounts payable and other liabilities	75,735	62,603	65,252	57,946	61,511
Dividend payable	—	—	—	24,022	—
Advance rents	9,475	8,801	8,818	9,965	9,080
Tenant security deposits	10,849	10,588	9,408	9,501	9,280
Liabilities related to properties held for sale	—	14,390	15,237	15,518	16,291
Total liabilities	1,350,833	1,807,389	1,370,271	1,348,626	1,322,808
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	803	801	800	799	798
Additional paid-in capital	1,539,734	1,532,497	1,529,916	1,526,574	1,526,125
Distributions in excess of net income	(212,978)	(521,661)	(498,537)	(469,085)	(450,749)
Accumulated other comprehensive (loss) income	(3,659)	(1,272)	5,670	9,839	17,181
Total shareholders' equity	1,323,900	1,010,365	1,037,849	1,068,127	1,093,355
Noncontrolling interests in subsidiaries	343	343	347	351	354
Total equity	1,324,243	1,010,708	1,038,196	1,068,478	1,093,709
Total liabilities and equity	$2,675,076	$2,818,097	$2,408,467	$2,417,104	$2,416,517

Funds from Operations (In thousands, except per share data) (Unaudited)

	Nine Months Ended		Three Months Ended
	9/30/2019	9/30/2018	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Funds from operations(1)
Net income (loss)	$329,352	$19,942	$332,770	$987	$(4,405)	$5,688	$5,893
Real estate depreciation and amortization	97,441	83,134	37,340	33,044	27,057	28,692	27,951
Loss (gain) on sale of depreciable real estate	1,046	(2,495)	—	1,046	—	—	—
Real estate impairment	8,374	1,886	—	—	8,374	—	—
Discontinued operations:
Gain on sale of real estate	(339,024)	—	(339,024)	—	—	—	—
Real estate depreciation and amortization	4,926	6,985	59	2,377	2,490	2,417	2,321
NAREIT funds from operations (FFO)	102,115	109,452	31,145	37,454	33,516	36,797	36,165
Loss on extinguishment of debt	764	1,178	764	—	—	—	—
Restructuring expenses(2)	2,749	—	653	200	1,896	—	—
Core FFO (1)	$105,628	$110,630	$32,562	$37,654	$35,412	$36,797	$36,165

Allocation to participating securities(3)	(396)	(432)	(129)	(133)	(134)	(93)	(144)

NAREIT FFO per share - basic	$1.27	$1.39	$0.39	$0.47	$0.42	$0.46	$0.46
NAREIT FFO per share - fully diluted	$1.27	$1.38	$0.39	$0.47	$0.42	$0.46	$0.45
Core FFO per share - fully diluted	$1.32	$1.40	$0.41	$0.47	$0.44	$0.46	$0.45

Common dividend per share	$0.90	$0.90	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	79,933	78,695	79,981	79,934	79,881	79,748	79,076
Average shares - fully diluted (for NAREIT FFO and Core FFO)	80,006	78,802	80,040	79,998	79,979	79,760	79,238

(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of NAREIT FFO and Core FFO.
(2) Restructuring expenses include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel.
(3) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Nine Months Ended		Three Months Ended
	9/30/2019	9/30/2018	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Funds available for distribution (FAD) (1)
NAREIT FFO	$102,115	$109,452	$31,145	$37,454	$33,516	$36,797	$36,165
Non-cash (gain) loss on extinguishment of debt	(244)	1,178	(244)	—	—	—	—
Tenant improvements and incentives	(9,041)	(12,805)	(3,196)	(3,576)	(2,269)	(10,730)	(5,808)
External and internal leasing commissions capitalized	(3,671)	(2,300)	(1,243)	(1,925)	(503)	(3,556)	(957)
Recurring capital improvements	(2,401)	(1,844)	(1,034)	(1,049)	(318)	(2,110)	(752)
Straight-line rent, net	(2,503)	(3,384)	(713)	(966)	(824)	(959)	(1,058)
Non-cash fair value interest expense	(600)	(651)	(179)	(209)	(212)	(214)	(215)
Non-real estate depreciation and amortization of debt costs	3,975	2,898	1,654	1,320	1,001	989	997
Amortization of lease intangibles, net	1,679	1,470	528	573	578	372	430
Amortization and expensing of restricted share and unit compensation	6,264	5,064	1,737	1,701	2,826	1,682	1,694
FAD	95,573	99,078	28,455	33,323	33,795	22,271	30,496
Cash loss on extinguishment of debt	1,008	—	1,008	—	—	—	—
Restructuring expenses (excluding accelerated share-based compensation)	1,552	—	436	201	915	—	—
Core FAD (1)	$98,133	$99,078	$29,899	$33,524	$34,710	$22,271	$30,496

(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Nine Months Ended		Three Months Ended
	9/30/2019	9/30/2018	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Adjusted EBITDA (1)
Net income (loss)	$329,352	$19,942	$332,770	$987	$(4,405)	$5,688	$5,893
Add:
Interest expense	42,259	38,647	14,228	15,390	12,641	12,497	12,499
Real estate depreciation and amortization	102,367	90,119	37,399	35,421	29,547	31,109	30,272
Real estate impairment	8,374	1,886	—	—	8,374	—	—
Non-real estate depreciation	743	672	250	244	249	236	226
Restructuring expenses	2,749	—	653	200	1,896	—	—
Less:
(Gain) loss on sale of real estate	(337,978)	(2,495)	(339,024)	1,046	—	—	—
Loss on extinguishment of debt	764	1,178	764	—	—	—	—
Adjusted EBITDA	$148,630	$149,949	$47,040	$53,288	$48,302	$49,530	$48,890

(1)   Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Balances Outstanding

Secured
Mortgage note payable, net	$47,319	$58,039	$58,805	$59,792	$60,541
Unsecured
Fixed rate bonds	597,618	597,371	597,124	596,876	596,714
Term loans	398,837	848,073	398,626	398,521	398,416
Credit facility	211,000	218,000	228,000	188,000	183,000
Unsecured total	1,207,455	1,663,444	1,223,750	1,183,397	1,178,130
Total	$1,254,774	$1,721,483	$1,282,555	$1,243,189	$1,238,671

Weighted Average Interest Rates

Secured
Mortgage note payable, net	3.8%	4.0%	4.0%	4.0%	4.0%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (1)	2.8%	3.1%	2.8%	2.8%	2.8%
Credit facility	3.1%	3.4%	3.5%	3.5%	3.2%
Unsecured total	3.8%	3.8%	3.9%	3.9%	3.8%
Weighted Average	3.8%	3.7%	3.9%	3.9%	3.9%

(1) Washington REIT has entered into interest rate swaps to effectively fix the floating interest rates on its term loans outstanding as of September 30, 2019 (see page 10 of this Supplemental).

Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
September 30, 2019
a)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt		Credit Facility		Total Debt	Avg Interest Rate
2019	$—	$—		$—		$—
2020	—	250,000		—		250,000	5.1%
2021	—	150,000	(1)	—		150,000	2.7%
2022	44,517	300,000		—		344,517	4.0%
2023	—	250,000	(2)	211,000	(3)	461,000	3.0%
2024	—	—		—		—
Thereafter	—	50,000		—		50,000	7.4%
Scheduled principal payments	$44,517	$1,000,000		$211,000		$1,255,517	3.8%
Scheduled amortization payments	1,265	—		—		1,265	3.8%
Net discounts/premiums	1,648	(895)		—		753
Loan costs, net of amortization	(111)	(2,650)		—		(2,761)
Total maturities	$47,319	$996,455		$211,000		$1,254,774	3.8%
Weighted average maturity = 2.9 years

(1) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate through the term loan maturity of March 2021.
(2) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.31% all-in fixed interest rate for $150.0 million portion of the term loan. For the remaining $100.0 million portion of the term loan, Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 100 basis points floating interest rate to a 3.71% all-in fixed interest rate. The interest rates are fixed through the term loan maturity of July 2023.
(3)Maturity date for credit facility of March 2023 assumes election of option for two additional 6-month periods.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended September 30, 2019	Covenant	Quarter Ended September 30, 2019	Covenant
% of Total Indebtedness to Total Assets(1)	39.6%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.8	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	1.5%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.6	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	35.4%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.34	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	1.3%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	34.7%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	3.18	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

			Three Months Ended
			9/30/2019		6/30/2019		3/31/2019		12/31/2018		9/30/2018
Market Data

Shares Outstanding			80,292		80,082		80,029		79,910		79,844
Market Price per Share			$27.36		$26.73		$28.38		$23.00		$30.65
Equity Market Capitalization			$2,196,789		$2,140,592		$2,271,223		$1,837,930		$2,447,219

Total Debt			$1,254,774		$1,721,483		$1,282,555		$1,243,189		$1,238,671
Total Market Capitalization			$3,451,563		$3,862,075		$3,553,778		$3,081,119		$3,685,890

Total Debt to Market Capitalization			0.36	:1	0.45	:1	0.36	:1	0.40	:1	0.34	:1

Earnings to Fixed Charges(1)			0.4x		0.6x		0.2x		0.9x		0.9x
Debt Service Coverage Ratio(2)			3.2x		3.3x		3.6x		3.8x		3.7x

Dividend Data	Nine Months Ended		Three Months Ended
	9/30/2019	9/30/2018	9/30/2019		6/30/2019		3/31/2019		12/31/2018		9/30/2018
Total Dividends Declared	$72,339	$71,478	$24,087		$24,111		$24,141		$24,024		$24,057
Common Dividend Declared per Share	$0.90	$0.90	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO basis)	68.2%	64.3%	73.2%		63.8%		68.2%		65.2%		66.7%
Payout Ratio (Core FAD basis)	73.8%	72.0%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio for the three months ended September 30, 2019 and September 30, 2018 includes gain on sale of real estate of $339.0 million and $2.5 million, respectively.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth 2019 vs. 2018

	Nine Months Ended September 30,			Three Months Ended September 30,
	2019	2018	% Change	2019	2018	% Change
Cash Basis:
Multifamily	$45,164	$43,184	4.6%	$15,037	$14,595	3.0%
Office	63,582	65,038	(2.2)%	20,524	21,312	(3.7)%
Other (2)	9,716	9,112	6.6%	3,193	3,117	2.4%
Overall Same-Store Portfolio (1)	$118,462	$117,334	1.0%	$38,754	$39,024	(0.7)%

GAAP Basis:
Multifamily	$45,153	$43,177	4.6%	$15,033	$14,592	3.0%
Office	63,877	66,246	(3.6)%	20,556	21,686	(5.2)%
Other (2)	10,233	9,669	5.8%	3,347	3,287	1.8%
Overall Same-Store Portfolio (1)	$119,263	$119,092	0.1%	$38,936	$39,565	(1.6)%

(1) Non same-store properties were:
Acquisitions:
Multifamily: Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown, Assembly Watkins Mill and Cascade at Landmark
Office - Arlington Tower
Sold properties:
Office - Quantico Corporate Center, Braddock Metro Center and 2445 M Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)   Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended September 30, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$24,763	$34,101	$4,659	$63,523
Non same-store (1)	11,027	5,709	—	16,736
Total	35,790	39,810	4,659	80,259
Real estate expenses
Same-store portfolio	9,730	13,545	1,312	24,587
Non same-store (1)	4,502	1,603	—	6,105
Total	14,232	15,148	1,312	30,692
Net Operating Income (NOI)
Same-store portfolio	15,033	20,556	3,347	38,936
Non same-store (1)	6,525	4,106	—	10,631
Total	$21,558	$24,662	$3,347	$49,567

Same-store portfolio NOI (from above)	$15,033	$20,556	$3,347	$38,936
Straight-line revenue, net for same-store properties	3	(477)	(38)	(512)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(235)	(127)	(361)
Amortization of lease intangibles for same-store properties	—	680	11	691
Same-store portfolio cash NOI	$15,037	$20,524	$3,193	$38,754
Reconciliation of NOI to net income
Total NOI	$21,558	$24,662	$3,347	$49,567
Depreciation and amortization (2)	(19,721)	(16,269)	(1,350)	(37,340)
General and administrative expenses	—	—	(6,045)	(6,045)
Lease origination expenses	—	—	(416)	(416)
Interest expense	(518)	—	(13,680)	(14,198)
Income (loss) from continuing operations	1,319	8,393	(18,144)	(8,432)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	2,942	2,942
Gain on sale of real estate	—	—	339,024	339,024
Loss on extinguishment of debt	—	—	(764)	(764)
Net income	1,319	8,393	323,058	332,770
Net income attributable to noncontrolling interests	—	—	—	—
Net income attributable to the controlling interests	$1,319	$8,393	$323,058	$332,770

(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.
(2) Depreciation and amortization includes $6.8 million amortization of intangible lease assets at newly acquired multifamily properties, which have a weighted average useful life of seven months.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$24,434	$34,961	$4,872	$64,267
Non same-store (1)	5,453	7,100	—	12,553
Total	29,887	42,061	4,872	76,820
Real estate expenses
Same-store portfolio	9,179	13,663	1,343	24,185
Non same-store (1)	2,047	1,902	—	3,949
Total	11,226	15,565	1,343	28,134
Net Operating Income (NOI)
Same-store portfolio	15,255	21,298	3,529	40,082
Non same-store (1)	3,406	5,198	—	8,604
Total	$18,661	$26,496	$3,529	$48,686

Same-store portfolio NOI (from above)	$15,255	$21,298	$3,529	$40,082
Straight-line revenue, net for same-store properties	2	(613)	(111)	(722)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(210)	(126)	(335)
Amortization of lease intangibles for same-store properties	—	697	13	710
Same-store portfolio cash NOI	$15,258	$21,172	$3,305	$39,735

Reconciliation of NOI to net income
Total NOI	$18,661	$26,496	$3,529	$48,686
Depreciation and amortization (2)	(15,208)	(16,413)	(1,423)	(33,044)
General and administrative expenses	—	—	(5,043)	(5,043)
Lease origination expense	—	—	(492)	(492)
Interest expense	(519)	—	(14,733)	(15,252)
Loss on sale of real estate	—	—	(1,046)	(1,046)
Income (loss) from continuing operations	2,934	10,083	(19,208)	(6,191)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	7,178	7,178
Net income (loss)	2,934	10,083	(12,030)	987
Net income attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$2,934	$10,083	$(12,030)	$987

(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.
(2) Depreciation and amortization includes $4.2 million at the Assembly Portfolio related to amortization of intangible lease assets, which have a weighted average useful life of seven months.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended September 30, 2018
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$23,953	$35,108	$4,610	$63,671
Non same-store (1)	—	7,330	—	7,330
Total	23,953	42,438	4,610	71,001

Real estate expenses
Same-store portfolio	9,361	13,422	1,323	24,106
Non same-store (1)	(64)	1,946	—	1,882
Total	9,297	15,368	1,323	25,988

Net Operating Income (NOI)
Same-store portfolio	14,592	21,686	3,287	39,565
Non same-store (1)	64	5,384	—	5,448
Total	$14,656	$27,070	$3,287	$45,013

Same-store portfolio NOI (from above)	$14,592	$21,686	$3,287	$39,565
Straight-line revenue, net for same-store properties	2	(735)	(35)	(768)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(309)	(147)	(455)
Amortization of lease intangibles for same-store properties	—	670	12	682
Same-store portfolio cash NOI	$14,595	$21,312	$3,117	$39,024

Reconciliation of NOI to net income
Total NOI	$14,656	$27,070	$3,287	$45,013
Depreciation and amortization	(8,099)	(18,464)	(1,388)	(27,951)
General and administrative expenses	—	—	(5,267)	(5,267)
Interest expense	(834)	—	(11,508)	(12,342)
Income (loss) from continuing operations	5,723	8,606	(14,876)	(547)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	6,440	6,440
Net income (loss)	5,723	8,606	(8,436)	5,893
Net income attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$5,723	$8,606	$(8,436)	$5,893

(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Nine Months Ended September 30, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$73,532	$104,470	$14,337	$192,339
Non same-store (1)	16,480	19,694	—	36,174
Total	90,012	124,164	14,337	228,513
Real estate expenses
Same-store portfolio	28,379	40,593	4,104	73,076
Non same-store (1)	6,549	5,344	—	11,893
Total	34,928	45,937	4,104	84,969
Net Operating Income (NOI)
Same-store portfolio	45,153	63,877	10,233	119,263
Non same-store (1)	9,931	14,350	—	24,281
Total	$55,084	$78,227	$10,233	$143,544

Same-store portfolio NOI (from above)	$45,153	$63,877	$10,233	$119,263
Straight-line revenue, net for same-store properties	8	(1,746)	(153)	(1,891)
Amortization of acquired lease assets (liabilities) for same-store properties	3	(641)	(397)	(1,035)
Amortization of lease intangibles for same-store properties	—	2,092	33	2,125
Same-store portfolio cash NOI	$45,164	$63,582	$9,716	$118,462
Reconciliation of NOI to net income
Total NOI	$55,084	$78,227	$10,233	$143,544
Depreciation and amortization (2)	(43,283)	(49,947)	(4,211)	(97,441)
General and administrative	—	—	(18,517)	(18,517)
Lease origination expense	—	—	(1,286)	(1,286)
Interest expense	(1,558)	—	(40,388)	(41,946)
Loss on sale of real estate	—	—	(1,046)	(1,046)
Real estate impairment	—	—	(8,374)	(8,374)
Income (loss) from continuing operations	10,243	28,280	(63,589)	(25,066)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	16,158	16,158
Gain on sale of real estate	—	—	339,024	339,024
Loss on extinguishment of debt	—	—	(764)	(764)
Net income	10,243	28,280	290,829	329,352
Net loss attributable to noncontrolling interests	—	—	—	—
Net income attributable to the controlling interests	$10,243	$28,280	$290,829	$329,352
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.
(2) Depreciation and amortization includes $11.0 million amortization of intangible lease assets at newly acquired multifamily properties, which have a weighted average useful life of seven months.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Nine Months Ended September 30, 2018
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	71,168	$105,566	$13,564	$190,298
Non same-store (1)	—	29,692	—	29,692
Total	71,168	135,258	13,564	219,990
Real estate expenses
Same-store portfolio	27,991	39,320	3,895	71,206
Non same-store (1)	21	8,711	—	8,732
Total	28,012	48,031	3,895	79,938
Net Operating Income (NOI)
Same-store portfolio	43,177	66,246	9,669	119,092
Non same-store (1)	(21)	20,981	—	20,960
Total	$43,156	$87,227	$9,669	$140,052

Same-store portfolio NOI (from above)	$43,177	$66,246	$9,669	$119,092
Straight-line revenue, net for same-store properties	4	(2,498)	(149)	(2,643)
Amortization of acquired lease assets (liabilities) for same-store properties	3	(759)	(442)	(1,198)
Amortization of lease intangibles for same-store properties	—	2,049	34	2,083
Same-store portfolio cash NOI	$43,184	$65,038	$9,112	$117,334
Reconciliation of NOI to net income
Total NOI	$43,156	$87,227	$9,669	$140,052
Depreciation and amortization	(23,872)	(55,112)	(4,150)	(83,134)
General and administrative	—	—	(16,737)	(16,737)
Interest expense	(2,761)	—	(35,394)	(38,155)
Gain on sale of real estate	—	—	2,495	2,495
Real estate impairment	—	—	(1,886)	(1,886)
Loss on extinguishment of debt	—	—	(1,178)	(1,178)
Income (loss) from continuing operations	16,523	32,115	(47,181)	1,457
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	18,485	18,485
Net income (loss)	16,523	32,115	(28,696)	19,942
Net loss attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$16,523	$32,115	$(28,696)	$19,942
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

	Percentage of NOI
	Q3 2019	YTD 2019
DC
Multifamily	6.1%	6.4%
Office	23.6%	26.3%
Other (1)	2.3%	2.4%
	32.0%	35.1%
Maryland
Multifamily	3.9%	2.5%
Other (1)	3.1%	3.3%
	7.0%	5.8%
Virginia
Multifamily	33.6%	29.4%
Office	26.1%	28.2%
Other (1)	1.3%	1.5%
	61.0%	59.1%

Total Portfolio	100.0%	100.0%

(1)  Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1), (2)
Sector	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Multifamily (calculated on a unit basis)	95.1%	95.2%	95.5%	94.8%	95.3%

Multifamily	95.2%	95.4%	95.6%	94.8%	95.4%
Office	90.6%	91.8%	92.5%	94.6%	94.8%
Other (3)	89.0%	88.7%	90.0%	89.9%	91.0%

Overall Portfolio	92.7%	93.3%	93.8%	94.3%	94.7%

	Ending Occupancy - All Properties (2)
Sector	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Multifamily (calculated on a unit basis)	95.0%	95.3%	95.5%	94.8%	95.3%

Multifamily	95.1%	95.4%	95.6%	94.8%	95.4%
Office	90.3%	90.7%	89.6%	92.3%	92.7%
Other(3) and discontinued operations	89.0%	91.5%	91.9%	91.9%	94.3%

Overall Portfolio	93.0%	93.1%	92.3%	93.1%	94.1%

(1) Non same-store properties were:
Acquisitions:
Multifamily: Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown, Assembly Watkins Mill and Cascade at Landmark
Office - Arlington Tower
Sold properties:
Office - Quantico Corporate Center, Braddock Metro Center and 2445 M Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)   Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)," on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period. The occupied square footage for office and other properties includes short-term lease agreements.

(3)   Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties(1) (2)
Sector	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Multifamily (calculated on a unit basis)	95.0%	95.4%	95.4%	95.0%	95.5%

Multifamily	95.1%	95.6%	95.4%	95.0%	95.6%
Office	91.4%	92.3%	92.7%	94.9%	94.6%
Other (3)	88.9%	88.8%	89.7%	90.0%	90.3%

Overall Portfolio	92.9%	93.6%	93.7%	94.5%	94.7%

	Average Occupancy - All Properties (2)
Sector	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Multifamily (calculated on a unit basis)	95.0%	95.4%	95.4%	95.0%	95.5%

Multifamily (4)	95.1%	95.6%	95.4%	95.0%	95.6%
Office	90.8%	89.7%	89.6%	92.6%	92.5%
Other(3) and discontinued operations	89.5%	91.5%	91.7%	92.7%	93.2%

Overall Portfolio (4)	92.5%	92.9%	92.3%	93.5%	93.8%

(1) Non same-store properties were:
Acquisitions:
Multifamily: Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown, Assembly Watkins Mill and Cascade at Landmark
Office - Arlington Tower
Sold properties:
Office - Quantico Corporate Center, Braddock Metro Center and 2445 M Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)  Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and other properties includes short-term lease agreements.

(3)  Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

(4)  Average Occupancy based on monthly occupied net rentable square footage excludes the Assembly Portfolio and Cascade at Landmark, which were acquired in the second and third quarters of 2019, respectively.

Acquisition and Disposition Summary

Acquisitions
	Location	Acquisition Date	Property Type	Number of Units	September 30, 2019 Leased Percentage	Contract Purchase Price (in thousands)
VA Assembly Portfolio (1)	Northern Virginia	April 30, 2019	Multifamily	1,685	95.7%	$379,100
MD Assembly Portfolio (2)	Montgomery County, Maryland	June 27, 2019	Multifamily	428	96.7%	82,070
Cascade at Landmark	Alexandria, Virgina	July 23, 2019	Multifamily	277	95.3%	69,750
				2,390		$530,920

Dispositions
	Location	Disposition Date	Property Type	Square Feet	Contract Sales Price (in thousands)	GAAP Gain/(Loss) on Sale (in thousands)
Quantico Corporate Center (925 and 1000 Corporate Drive)	Stafford, VA	June 26, 2019	Office	272,000	$33,000	$(1,046)
Shopping Center Portfolio (3)	Maryland and Virginia	July 23, 2019	Retail	800,000	$485,250	$333,023
Frederick Crossing and Frederick County Square	Frederick, MD	August 21, 2019	Retail	520,000	57,500	9,507
Centre at Hagerstown	Hagerstown, MD	August 27, 2019	Retail	330,000	23,500	(3,506)
				1,922,000	$599,250	$337,978

(1) VA Assembly Portfolio consists of Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, and Assembly Herndon
(2) MD Assembly Portfolio consists of Assembly Germantown and Assembly Watkins Mill
(3) Consists of five retail properties: Gateway Overlook, Wheaton Park, Olney Village Center, Bradlee Shopping Center and Shoppes of Foxchase

Development Summary
September 30, 2019

Development
Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Initial Occupancy

Trove (Wellington land parcel), Arlington, VA	401 units	$122,252	$76,591	Phase I - first quarter 2020 (2)
				Phase II - third quarter 2020 (2)

(1) Represents anticipated/actual cash expenditures and excludes allocations of capitalized corporate overhead costs and interest.

(2) This development project has two phases: Phase I consists of 203 units and a garage, delivery of units anticipated to commence in the fourth quarter 2019 with initial occupancy beginning in first quarter 2020; Phase II consists of 198 units, with delivery of units anticipated to commence in third quarter 2020. Garage floors 1-5 were substantially completed during the third quarter of 2019, with delivery of floors 6-10 anticipated in the first quarter of 2020.

Multifamily Rental Rate Growth

Year over Year Rental Rate Growth (1)	3rd Quarter 2019	2nd Quarter 2019	1st Quarter 2019	4th Quarter 2018	3rd Quarter 2018

Overall	2.9%	2.5%	2.6%	2.4%	2.3%

Average Monthly Rent per Unit (1)	3rd Quarter 2019	3rd Quarter 2018	% Change
Class A	$2,403	$2,324	3.4%

Class B	$1,702	$1,656	2.8%

Overall	$1,813	$1,762	2.9%

(1) Calculates the change in rental rates for properties owned in both comparative periods, excludes Assembly Portfolio and Cascade at Landmark.

Commercial Leasing Summary - New Leases

	3rd Quarter 2019		2nd Quarter 2019		1st Quarter 2019		4th Quarter 2018		3rd Quarter 2018
Gross Leasing Square Footage
Office Buildings	35,364		32,073		89,713		34,397		36,518
Retail Centers	4,624		69,170		48,663		17,313		17,595
Total	39,988		101,243		138,376		51,710		54,113
Weighted Average Term (years)
Office Buildings	9.0		6.6		13.7		4.8		5.9
Retail Centers	3.8		10.3		6.5		7.2		5.8
Total	9.2		9.2		11.1		5.6		5.9
Weighted Average Free Rent Period (months)
Office Buildings	9.4		3.0		1.7		3.9		4.7
Retail Centers	3.0		1.6		1.8		5.9		1.2
Total	8.8		2.5		1.7		4.2		3.9

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$42.68	$43.70	$46.75	$46.32	$49.40	$48.68	$44.37	$43.50	$46.16	$46.17
Retail Centers	40.59	38.41	10.36	10.04	11.63	11.42	22.50	24.95	30.33	28.48
Total	$42.44	$43.09	$21.89	$21.54	$36.11	$35.58	$37.05	$37.29	$41.01	$40.42

Rate on new leases
Office Buildings	$52.20	$47.09	$51.02	$47.15	$62.31	$53.02	$46.68	$44.54	$51.27	$47.84
Retail Centers	40.59	38.41	11.86	11.08	12.11	11.73	19.82	18.30	31.87	29.60
Total	$50.86	$46.09	$24.26	$22.51	$44.66	$38.50	$37.69	$35.76	$44.96	$41.91

Percentage Increase
Office Buildings	22.3%	7.8%	9.1%	1.8%	26.1%	8.9%	5.2%	2.4%	11.1%	3.6%
Retail Centers	—%	—%	14.5%	10.4%	4.1%	2.7%	(11.9)%	(26.7)%	5.1%	3.9%
Total	19.8%	7.0%	10.8%	4.5%	23.7%	8.2%	1.7%	(4.1)%	9.6%	3.7%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$2,545,774	$71.99	$1,628,785	$50.78	$16,333,084	$182.06	$1,506,929	$43.81	$2,227,661	$61.00
Retail Centers	—	—	1,260,945	18.23	910,870	18.72	147,345	8.51	339,198	19.28
Subtotal	$2,545,774	$63.66	$2,889,730	$28.54	$17,243,954	$124.62	$1,654,274	$31.99	$2,566,859	$47.44
Leasing Commissions
Office Buildings	$944,177	$26.70	$560,319	$17.47	$3,499,600	$39.01	$363,487	$10.57	$631,610	$17.30
Retail Centers	31,238	6.76	354,914	5.13	271,023	5.57	161,147	9.31	171,582	9.75
Subtotal	$975,415	$24.39	$915,233	$9.04	$3,770,623	$27.25	$524,634	$10.15	$803,192	$14.84
Tenant Improvements and Leasing Commissions
Office Buildings	$3,489,951	$98.69	$2,189,104	$68.25	$19,832,684	$221.07	$1,870,416	$54.38	$2,859,271	$78.30
Retail Centers	31,238	6.76	1,615,859	23.36	1,181,893	24.29	308,492	17.82	510,780	29.03
Total	$3,521,189	$88.05	$3,804,963	$37.58	$21,014,577	$151.87	$2,178,908	$42.14	$3,370,051	$62.28

Note: This table excludes short-term lease agreements and activity at properties sold during the quarter. The cost of landlord build-out on Space+ leases executed in Q3 2019 that are excluded from Tenant Improvements in the table above totaled $0.9 million.

Commercial Leasing Summary - Renewal Leases

	3rd Quarter 2019		2nd Quarter 2019		1st Quarter 2019		4th Quarter 2018		3rd Quarter 2018
Gross Leasing Square Footage
Office Buildings	15,936		52,016		85,831		90,567		36,869
Retail Centers	11,145		115,275		40,059		10,820		11,662
Total	27,081		167,291		125,890		101,387		48,531
Weighted Average Term (years)
Office Buildings	3.9		10.6		9.8		6.9		5.7
Retail Centers	7.8		8.9		3.5		7.3		6.3
Total	5.5		9.4		7.7		7.0		5.9
Weighted Average Free Rent Period (months)
Office Buildings	1.5		10.6		10.9		6.2		5.3
Retail Centers	—		—		—		0.1		—
Total	0.9		5.3		8.4		5.3		4.1

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$44.38	$46.25	$37.41	$42.49	$43.51	$43.44	$50.69	$53.48	$40.09	$40.79
Retail Centers	31.30	32.75	14.00	14.35	26.31	27.67	63.34	67.98	39.01	42.35
Total	$39.00	$40.70	$21.28	$23.10	$37.71	$38.13	$52.04	$55.03	$39.83	$41.16

Rate on new leases
Office Buildings	$51.27	$49.29	$38.68	$34.16	$45.95	$43.25	$57.59	$52.42	$46.63	$43.15
Retail Centers	42.24	40.38	16.13	15.32	29.40	28.18	72.98	70.68	43.83	41.65
Total	$47.55	$45.62	$23.14	$21.18	$40.37	$38.17	$59.23	$54.37	$45.96	$42.79

Percentage Increase
Office Buildings	15.5%	6.6%	3.4%	(19.6)%	5.6%	(0.4)%	13.6%	(2.0)%	16.3%	5.8%
Retail Centers	35.0%	23.3%	15.2%	6.8%	11.8%	1.8%	15.2%	4.0%	12.3%	(1.6)%
Total	21.9%	12.1%	8.7%	(8.3)%	7.0%	0.1%	13.8%	(1.2)%	15.4%	3.9%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$23,882	$1.50	$3,663,033	$70.42	$1,684,478	$19.63	$4,642,226	$51.26	$1,192,536	$32.35
Retail Centers	—	—	—	—	18,132	0.45	15,000	1.39	—	—
Subtotal	$23,882	$0.88	$3,663,033	$21.90	$1,702,610	$13.52	$4,657,226	$45.94	$1,192,536	$24.57
Leasing Commissions
Office Buildings	$101,139	$6.35	$970,622	$18.66	$421,795	$4.91	$1,881,379	$20.77	$484,126	$13.13
Retail Centers	34,664	3.11	267,317	2.32	39,969	1.00	187,445	17.32	73,724	6.32
Subtotal	$135,803	$5.01	$1,237,939	$7.40	$461,764	$3.67	$2,068,824	$20.41	$557,850	$11.49
Tenant Improvements and Leasing Commissions
Office Buildings	$125,021	$7.85	$4,633,655	$89.08	$2,106,273	$24.54	$6,523,605	$72.03	$1,676,662	$45.48
Retail Centers	34,664	3.11	267,317	2.32	58,101	1.45	202,445	18.71	73,724	6.32
Total	$159,685	$5.89	$4,900,972	$29.30	$2,164,374	$17.19	$6,726,050	$66.34	$1,750,386	$36.06

Note: This table excludes short-term lease agreements and activity at properties sold during the quarter.

10 Largest Tenants - Based on Annualized Commercial Income
September 30, 2019

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	15	7.5%	210,354	5.6%
Atlantic Media, Inc.	1	97	4.8%	134,084	3.6%
Capital One, N.A.	3	31	3.6%	143,090	3.8%
Booz, Allen & Hamilton, Inc.	1	76	3.1%	222,989	5.9%
B. Riley Financial, Inc	1	39	1.9%	54,540	1.4%
Morgan Stanley Smith Barney Financing	1	117	1.9%	51,101	1.4%
Epstein, Becker & Green, P.C.	1	111	1.9%	55,318	1.5%
Hughes Hubbard & Reed LLP	1	161	1.8%	47,788	1.3%
Promontory Interfinancial Network, LLC	1	86	1.4%	36,867	1.0%
Graham Holdings Company	1	62	1.4%	33,815	0.9%
Total/Weighted Average		66	29.3%	989,946	26.4%

Note: This table excludes short-term lease agreements.

Industry Diversification - Office
September 30, 2019

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$32,583,766	23.14%	897,370	28.54%
Finance and Insurance	32,288,265	22.93%	620,327	19.73%
Other Services (except Public Administration)	19,387,128	13.77%	396,234	12.60%
Information	15,553,498	11.04%	309,272	9.84%
Legal Services	14,355,252	10.19%	280,519	8.92%
Health Care and Social Assistance	6,352,163	4.51%	168,128	5.35%
Public Administration	4,329,126	3.07%	101,507	3.23%
Real Estate and Rental and Leasing	3,389,460	2.41%	79,962	2.54%
Miscellaneous:
Retail Trade	3,187,621	2.26%	54,826	1.74%
Accommodation and Food Services	2,082,995	1.48%	57,723	1.84%
Educational Services	2,013,303	1.43%	54,646	1.74%
Utilities	1,882,602	1.34%	29,498	0.94%
Other	3,425,818	2.43%	94,030	2.99%
Total	$140,830,997	100.00%	3,144,042	100.00%
Note: Federal government tenants comprise up to 1.3% of annualized base rental revenue.

Lease Expirations
September 30, 2019

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2019	15	65,679	2.17%	$2,786,823	$42.43	1.81%
2020	52	425,479	14.06%	20,795,277	48.87	13.50%
2021	56	235,913	7.80%	9,650,542	40.91	6.26%
2022	45	400,214	13.23%	19,650,015	49.10	12.75%
2023	51	296,456	9.80%	15,040,311	50.73	9.76%
2024 and thereafter	177	1,602,024	52.94%	86,138,312	53.77	55.92%
	396	3,025,765	100.00%	$154,061,280	50.92	100.00%
Other:
2019	2	10,102	1.24%	$194,464	$19.25	0.97%
2020	6	13,175	1.62%	435,742	33.07	2.17%
2021	9	71,293	8.74%	1,491,567	20.92	7.41%
2022	22	176,638	21.65%	3,655,869	20.70	18.17%
2023	21	106,605	13.07%	2,299,463	21.57	11.43%
2024 and thereafter	57	437,896	53.68%	12,041,968	27.50	59.85%
	117	815,709	100.00%	$20,119,073	24.66	100.00%
Total:
2019	17	75,781	1.97%	$2,981,287	$39.34	1.71%
2020	58	438,654	11.42%	21,231,019	48.40	12.19%
2021	65	307,206	8.00%	11,142,109	36.27	6.40%
2022	67	576,852	15.02%	23,305,884	40.40	13.38%
2023	72	403,061	10.49%	17,339,774	43.02	9.96%
2024 and thereafter	234	2,039,920	53.10%	98,180,280	48.13	56.36%
	513	3,841,474	100.00%	$174,180,353	45.34	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
September 30, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Office Buildings
515 King Street	Alexandria, VA	1992	1966	74,000	91.3%	87.5%
Courthouse Square	Alexandria, VA	2000	1979	120,000	84.6%	84.6%
1600 Wilson Boulevard	Arlington, VA	1997	1973	170,000	94.7%	85.9%
Fairgate at Ballston	Arlington, VA	2012	1988	144,000	89.2%	89.2%
Arlington Tower	Arlington, VA	2018	1980/2014	391,000	87.6%	87.6%
Monument II	Herndon, VA	2007	2000	209,000	96.1%	95.0%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	549,000	97.3%	97.0%
John Marshall II	Tysons, VA	2011	1996/2010	223,000	100.0%	100.0%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000	92.7%	92.7%
1220 19th Street	Washington, DC	1995	1976	102,000	70.8%	58.8%
1776 G Street	Washington, DC	2003	1979	262,000	100.0%	100.0%
2000 M Street	Washington, DC	2007	1971	232,000	91.8%	91.8%
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000	93.8%	92.5%
1227 25th Street	Washington, DC	2011	1988	135,000	100.0%	86.2%
Army Navy Building	Washington, DC	2014	1912/1987/2017	108,000	100.0%	100.0%
1775 Eye Street, NW	Washington, DC	2014	1964	189,000	96.6%	96.6%
Watergate 600	Washington, DC	2017	1972/1997	283,000	91.6%	69.2%
Subtotal				3,476,000	93.7%	90.3%

(1) The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Schedule of Properties (continued)
September 30, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Retail Centers
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	87.0%	87.0%
Concord Centre	Springfield, VA	1973	1960	75,000	87.0%	66.9%
Randolph Shopping Center	Rockville, MD	2006	1972	83,000	86.4%	86.4%
Montrose Shopping Center	Rockville, MD	2006	1970	149,000	94.0%	94.0%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100.0%	100.0%
Westminster	Westminster, MD	1972	1969	150,000	95.0%	95.0%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	90.2%	90.2%
Spring Valley Village	Washington, DC	2014	1941/1950/2018	85,000	91.3%	85.8%
Subtotal				688,000	91.9%	89.0%

(1) The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Schedule of Properties (continued)
September 30, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000	97.3%	94.6%
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,001,000	98.1%	94.8%
Park Adams / 200	Arlington, VA	1969	1959	173,000	98.0%	93.0%
Bennett Park / 224	Arlington, VA	2007	2007	215,000	98.2%	96.9%
The Paramount / 135	Arlington, VA	2013	1984	141,000	97.8%	96.3%
The Maxwell / 163	Arlington, VA	2014	2014	116,000	97.5%	96.3%
The Wellington / 711	Arlington, VA	2015	1960	600,000	95.6%	94.9%
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000	97.4%	96.3%
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000	98.0%	97.7%
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000	97.9%	97.4%
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000	94.5%	92.2%
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000	95.5%	94.4%
Yale West / 216	Washington, DC	2014	2011	173,000	96.8%	95.4%
Assembly Alexandria / 532	Alexandria, VA	2019	1990	437,000	94.9%	93.8%
Assembly Manassas / 408	Manassas, VA	2019	1986	390,000	95.8%	94.6%
Assembly Dulles / 328	Herndon, VA	2019	2000	361,000	95.1%	94.8%
Assembly Leesburg / 134	Leesburg, VA	2019	1986	124,000	98.5%	97.0%
Assembly Herndon/ 283	Herndon, VA	2019	1991	221,000	96.5%	96.1%
Assembly Germantown / 218	Germantown, MD	2019	1990	211,000	98.2%	96.3%
Assembly Watkins Mill / 210	Gaithersburg, MD	2019	1975	193,000	95.2%	93.8%
Cascade at Landmark / 277	Alexandria, VA	2019	1988	273,000	95.3%	94.9%
Subtotal (6,658 units) All Properties				5,804,000	96.6%	95.0%
TOTAL PORTFOLIO				9,968,000

(1) Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

Supplemental Definitions
September 30, 2019

Adjusted EBITDA (a non-GAAP measure) is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis ending occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by 2018 National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) FFO White Paper Restatement, as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs, severance expenses and other expenses related to corporate restructuring and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based executive transition costs, severance expenses and other expenses related to corporate restructuring and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term. Beginning in Q4 2018, in cases where the space has been remeasured in accordance with criteria set by the Building Owners and Managers Association ("BOMA"), the square feet former tenant's space is adjusted to be equivalent to the square feet of the new/renewing tenant's space.

Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.
Short-term leases are commercial leases with a term of less than 12 months.
Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to the risks associated with the ownership of real estate in general and our real estate assets in particular; the risk of failure to complete contemplated acquisitions and dispositions, including completion of the acquisition and disposition transactions described in this earnings release; the economic health of the greater Washington Metro region; fluctuations in interest rates; reductions in or actual or threatened changes to the timing of federal government spending; the risks related to use of third-party providers and joint venture partners; the ability to control our operating expenses; the economic health of our tenants; the supply of competing properties; shifts away from brick and mortar stores to ecommerce; the availability and terms of financing and capital and the general volatility of securities markets; compliance with applicable laws, including those concerning the environment and access by persons with disabilities; terrorist attacks or actions and/or cyber attacks; weather conditions and natural disasters; ability to maintain key personnel; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2018 Form 10-K and subsequent Quarterly Reports on Form 10-Q. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise.